UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2023

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.00 par value	CLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On Aug. 14, 2023, The Clorox Company (the “Company” or “Clorox”) announced that it had identified unauthorized activity on some of its Information Technology (IT) systems and took immediate steps to stop and remediate the activity, including taking certain systems offline. The Company implemented its business continuity plans and began manual ordering and processing procedures shortly thereafter at a reduced rate of operations. The Company is operating at a lower rate of order processing and has recently begun to experience an elevated level of consumer product availability issues.

Based on the information available to date, the Company believes the unauthorized activity is contained due to the steps the Company has taken to address the incident.

The cybersecurity attack damaged portions of the Company’s IT infrastructure, which caused widescale disruption of Clorox’s operations. The Company is repairing the infrastructure and is reintegrating the systems that were proactively taken offline. The Company expects to begin the process of transitioning back to normal automated order processing the week of Sept. 25. Clorox has already resumed production at the vast majority of its manufacturing sites and expects the ramp up to full production to occur over time. At this time, the Company cannot estimate how long it will take to resume fully normalized operations.

Clorox is still evaluating the extent of the financial and business impact. Due to the order processing delays and elevated level of product outages, the Company now believes the impact will be material on Q1 financial results. It is premature for the Company to determine longer-term impact, including fiscal year outlook, given the ongoing recovery.

The Company will provide an update as to financial impact after it has increased visibility.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact made herein are forward-looking statements, including without limitation statements about the extent and impact of the unauthorized activity and cybersecurity attack. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including, without limitation, those risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2023. Actual results may differ materially from those in the forward-looking statements as a result of various factors, many of which are beyond the Company's control. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date:	September 18, 2023	By:	/s/ Angela Hilt
Angela Hilt
Executive Vice President - Chief Legal Officer